UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 20, 2026
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CACI International Inc
(Exact name of Registrant as Specified in Its Charter)
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Delaware	001-31400	54-1345888
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11487 Sunset Hills Road Reston, Virginia	20190
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number, Including Area Code: (703) 841-7800
12021 Sunset Hills Road
Reston, Virginia 20190
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock	CACI	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On October 20, 2026, the Board of Directors (the “Board”) of CACI International Inc (the “Company”) adopted amendments to the Company’s By-Laws (the “By-Laws”) and changed the Company’s fiscal year end from June 30 to December 31. The Company will use a transition period from July 1, 2026 to December 31, 2026 and intends to file a transition report on Form 10-KT covering that period.

The By-laws were amended to:

•provide that the fiscal year is fixed, and may be changed, by the Board (previously, July 1 to June 30);

•provide that the annual meeting is held on the date, time, and place fixed by the Board (previously, the third Friday of October);

•update the notice provisions to provide that shareholder director nominations and business brought before an annual meeting are timely so long as they are received not earlier than 120 days and not later than 90 days before the anniversary of the prior annual meeting; and

•provide for an alternative notice deadline based on the public announcement of an annual meeting if the annual meeting date moves by more than 30 days before or 60 days after that anniversary, or if no annual meeting was held in the preceding year.

The foregoing descriptions are qualified in their entirety by reference to the Amended and Restated By-Laws of the Company, filed as Exhibit 3.1 to this report and incorporated by reference into this Item 5.03.

Item 9.01	Financial Statement and Exhibits.

Exhibit Number	Description
3.1	Amended and Restated By-Laws of CACI International Inc, adopted October 20, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CACI International Inc

Date: October 21, 2026	By:	/s/ J. William Koegel, Jr.

J. William Koegel, Jr.
Executive Vice President, General Counsel and Secretary